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                                                                      EXHIBIT 16




May 3, 2002


Securities and Exchange Commission
Washington, D.C. 20549

Re: DualStar Technologies Corporation
      File No. 0-25552

Dear Sir or Madam:


     We have read Item 4 of the Form 8-K of DualStar Technologies Corporation dated April 30, 2002 and agree with the statements concerning our Firm contained therein.

                                     Sincerely,


                                     /s/ Grant Thornton LLP
                                     GRANT THORNTON LLP